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                                                                   Exhibit 10.13

                                                                  EXECUTION COPY

                                  AMENDMENT TO
                 WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT

         THIS AMENDMENT TO WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT, dated as of June 1, 2003 (this "Amendment") is by and among NHELP-III, Inc. as Issuer (the "Issuer"); DELAWARE FUNDING CORPORATION, as Note Purchaser ("DFC"), THREE RIVERS FUNDING CORPORATION, as Note Purchaser ("TRFC," and together with DFC, the "Note Purchasers"); JPMORGAN CHASE BANK, successor to Morgan Guaranty Trust Company of New York, as DFC Agent and Administrative Agent (the "DFC Agent" and the "Administrative Agent"); MELLON BANK, N.A. as TRFC Agent (the "TRFC Agent") and amends and supplements the Warehouse Note Purchase and Security Agreement, dated as of September 1, 1999 (as amended through the date hereof, the "Agreement"), by and among the parties hereto and Wells Fargo Bank Minnesota, National Association, as successor eligible lender and successor Trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

         WHEREAS, the parties to the Agreement have agreed to amend and supplement certain provisions in the Agreement as set forth herein; and

         WHEREAS, pursuant to Section 10.01 of the Agreement, the parties to the Agreement are permitted to amend the Agreement in writing without the written agreement of the Trustee, if not affected thereby.

         NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Amendment agree as follows:

         SECTION 1. AMENDMENTS.

                  (a) Section 1.01 is hereby amended by inserting the following definition in the appropriate alphabetical order:

                           "Extraordinary Note Purchases" means Note Purchases
                  made on or before June 30, 2003 pursuant to Section 2.02(e) hereof in an amount identified by the Issuer by written notice delivered in accordance with, and in the form required by,
                  Section 2.02 of this Agreement, which Note Purchases shall be, in the aggregate, a principal amount not to exceed $500,000,000.

                  (b) The definition of "Facility Limit" in Section 1.01 is hereby amended by inserting the following before the period at the end thereof:

                  ; provided, further, that commencing on June 6, 2003 and ending on the date when the Extraordinary Note Purchases (and any Rollover Note Purchase related thereto) are repaid in full, the Facility Limit shall be increased for all purposes hereunder by the amount of the then-outstanding amount of the Extraordinary

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                  Note Purchases (and any Rollover Note Purchase related
                  thereto), as the same may decrease from time to time.

                  (c) The last sentence of the definition of "Pro Rata Share" in Section 1.01 is hereby amended as follows:

                           As of the date of this Agreement, the Pro Rata Share
                  of the DFC Agent shall be a fraction (expressed as a percentage), the numerator of which is 250 and the denominator of which is 450, and the Pro Rata Share of TRFC shall be a fraction (expressed as a percentage), the numerator of which is 200 and the denominator of which is 450; provided, however, that with respect to Extraordinary Note Purchases (and any Rollover Note Purchase related thereto), the pro rata share of the DFC Agent shall be 100.0% and the pro rata share of the TRFC Agent shall be 0.0%.

                  (d) Article VII is hereby amended by inserting (i) the word "or" following the semicolon at the end of clause (p) thereof, and
         (ii) the following new clause following clause (q):

                           (q) the Extraordinary Note Purchases are not repaid in full by the Issuer on or before the Settlement Date in August 2003;

                  (e) Section 2.02 is hereby amended by inserting a new paragraphs (e) and (f) at the end of such section, which shall read as follows:

                           (e) On the terms and conditions set forth herein, DFC agrees to make, and the DFC Agent may in its sole discretion make, the Extraordinary Note Purchases on or before June 30, 2003. The Maturity Date of the Extraordinary Note Purchases shall be the Settlement Date in August 2003. Notwithstanding anything to the contrary in this Agreement or the other Transaction Documents, for so long as any portion of the Extraordinary Note Purchase (and any Rollover Note Purchase related thereto) remains outstanding, the Issuer shall not acquire Eligible Loans with proceeds of the Extraordinary Note Purchases (and any Rollover Note Purchase related thereto) at a price in excess of 100%, plus accrued interest thereon.

                           (f) Notwithstanding the provisions of Section 2.05(c)(iii), for so long as any portion of the Extraordinary Note Purchases remain unpaid by the Issuer on or after the Settlement Date in August 2003, any Principal and Yield due or accrued on the Note Purchases or the Extraordinary Note Purchases on any Settlement Date will be payable not later than 1:00 p.m. (New York time) on such Settlement Date as follows:

                  first, to the Holders and amount equal to accrued and unpaid Yield on all outstanding Notes;

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                  second, (i) so long as (1) no Event of Default pursuant to any of clauses (a) through(p) of Article VII or Termination Date pursuant to clause (q) of Article VII has occurred and is continuing, (2) no event has occurred (or is anticipated to occur after giving effect to the payments to be made on such Settlement Date) that with the giving of notice or passage of time or both would result in an Event of Default pursuant to any of clauses (a) through (p) of Article VII, and (3) all of the conditions to a Rollover Note Purchase with respect to maturing Notes (other than those associated with the Extraordinary Note Purchases) on such Settlement Date have been satisfied (the failure to satisfy the terms of any of clauses (1), (2) or (3), a "Section 2.02(f) Event"), to DFC or a DFC Liquidity Provider, as applicable, an amount of principal necessary to repay the outstanding principal of the Notes associated with the Extraordinary Note Purchases or (ii) if a Section 2.02(f) Event has occurred and is continuing, to each Holder pro rata based on its share of the outstanding Notes (determined as the percentage equivalent of a fraction, the numerator of which is the aggregate principal amount of all Notes held by such Holder and the denominator is the aggregate principal amount of all Notes), an amount of principal necessary to repay the outstanding principal of the Notes; and

                  third, to the Holders an amount of principal, net of any Rollover Note Purchases, necessary to repay the outstanding principal of the Notes and all other Obligations.

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of this Amendment were set forth in the Agreement.

         SECTION 3. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the following conditions precedent: (a) this Amendment has been duly executed and delivered by each of the parties listed on the signature pages hereto; (b) the parties to each Liquidity Agreement shall execute and deliver an amendment to such Liquidity Agreement to increase the maximum liquidity purchase thereunder, by an amount necessary to give effect to the Extraordinary Note Purchases; (c) execution and delivery of a supplemental Fee Letter (the "Supplemental Fee Letter") by the DFC Agent and the Issuer; (d) each Agent shall have received (i) opinions of counsel to the Issuer satisfactory to such Agent with respect to due authorization, execution and delivery by the Issuer of this Amendment and enforceability of this Amendment and the Supplemental Fee Letter; and (ii) a bring-down letter with respect to the opinions of counsel to the Seller relating to true sale, non-consolidation and security interest matters.

         SECTION 4. PRIOR UNDERSTANDINGS. This Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, written or oral.

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         SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                   DELAWARE FUNDING CORPORATION,
                                   as Note Purchaser

                                   By JPMorgan Chase Bank, as attorney-in-fact
                                      for Delaware Funding Corporation

                                   By /s/ [Illegible]
                                   Name ________________________________________
                                   Title _______________________________________

                                   THREE RIVERS FUNDING CORPORATION,
                                   as Note Purchaser

                                   By /s/ [Illegible]
                                   Name ________________________________________
                                   Title _______________________________________

                                   JPMORGAN CHASE BANK, as DFC Agent
                                   and Administrative Agent

                                   By /s/ [Illegible]
                                   Name ________________________________________
                                   Title _______________________________________

                                   MELLON BANK, N.A., as TRFC Agent

                                   By /s/ [Illegible]
                                   Name ________________________________________
                                   Title _______________________________________

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                                   NHELP-III, as Issuer

                                   By: /s/ Terry J. Heimes
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                                      Authorized Signatory
                                      Vice President